SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2004

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On February 27, 2004, RR Donnelley & Sons Company (“RR Donnelley” or the “Corporation”) completed a business combination with Moore Wallace Incorporated. Filed herewith are unaudited pro forma condensed combined financial statements of operations for the three months ended March 31, 2004 and the year ended December 31, 2003. The information for the year ended December 31, 2003 contains updated valuations and adjustments from the information previously included in the Corporation’s Current Report on Form 8-K/A filed on March 16, 2004. Such unaudited pro forma condensed combined financial information is incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K. This report may be incorporated by reference into other reports or registration statements filed with the Securities and Exchange Commission.

ITEM 7(B). FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Unaudited Pro Forma Condensed Combined Financial Statements of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

Date: June 17, 2004

By:	/S/ SUZANNE S. BETTMAN
Suzanne S. Bettman
Senior Vice President, General Counsel & Assistant Secretary